Exhibit 10.1

AMENDMENT NUMBER ONE
TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of September 30, 1999, by and among CTC COMMUNICATIONS CORP., a Massachusetts corporation ("Borrower"), the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FLEET NATIONAL BANK, a national banking association, as agent for the Lenders ("Administrative Agent"), and GOLDMAN SACHS CREDIT PARTNERS L.P., a Bermuda limited partnership, as an arrangement, structuring, and syndication agent for the Lenders (in such capacity, "Arrangement, Structuring & Syndication Agent"; together with the Lenders and Administrative Agent, individually and collectively, the "Lender Group") with reference to the following facts:

WHEREAS, Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of September 1, 1998 (as amended by that certain Amendment of Loan Documents, dated as of September 9, 1998, and as otherwise amended, restated, or modified from time to time, the "Agreement");

WHEREAS, Borrower has advised the Lender Group that Borrower will not be in compliance with the Minimum Revenues financial covenant contained in
Section 7.20(a) of the Agreement and Borrower has requested that the Lender Group waive any Event of Default that may have been occasioned solely by Borrower's non-compliance with such financial covenant;

WHEREAS, Borrower and the Lender Group desire to amend the Agreement, in accordance with the amendment provisions of Section 16 thereof, as set forth herein; and

WHEREAS Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender Group hereby agree as follows:
1.	Amendments to Agreement.
a.	Section 1.1 of the Agreement hereby is amended to modify or
add, as the case may be, the following definitions:
"First Amendment" means that certain Amendment Number One
to Loan and Security Agreement, dated as of September 30, 1999, among Borrower and the Lender Group.
"First Amendment Effective Date" means the date on which
each of the conditions precedent set forth in Section 3 of the
First Amendment have been satisfied.
"Overadvance" has the meaning set forth in Section 2.7.
b.	Clause (y) of the definition of "Borrowing Base" set forth in
Section 2.1(a) of the Agreement hereby is amended and restated
in its entirety to read as follows:
(y)	(1) from and after the Closing Date to the First
Amendment Effective Date, $15,000,000, (2) from and after the
First Amendment Effective Date to the date on which Borrower delivers to Administrative Agent, pursuant to Section 6.3(a), Borrower's financial statements for December 1999 and the fiscal quarter ending December 31, 1999 and the certificate of Borrower's treasurer or chief financial officer relative thereto, $0, and (3) thereafter, (A) if no Default or Event of Default shall have occurred and be continuing as of December
31, 1999 and the date on which Borrower delivers such financial statements to Administrative Agent, $15,000,000, or (B) otherwise, $0, minus

2.	Representations, Warranties, and Covenants.
a.	Borrower hereby represents and warrants to the Lender Group
that:
	(i) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all
necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
	(ii)	this Amendment and the Agreement, as amended by this
Amendment, constitute Borrower's legal, valid, and binding
obligation, enforceable against Borrower in accordance with its terms, and (c) except as set forth herein, no Event of Default or event which with the giving of notice or passage of time
would constitute an Event of Default shall have occurred and be continuing on the date hereof; and
	(iii)	the representations and warranties in Agreement as
amended by this Amendment, and the other Loan Documents are
true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such
representations and warranties relate solely to an earlier
date).
b.	Borrower hereby covenants and agrees that:
	(i)	Borrower shall, immediately upon the effectiveness of
this Amendment, pay to Administrative Agent the amount of any
Overadvance that will result upon the effectiveness of this
Amendment.
3.	Waiver of Event of Default.  Subject to the satisfaction of the conditions set forth in Section 4, and anything in the Agreement or the other Loan Documents to the contrary notwithstanding, the Lender Group hereby waives any Event of Default that may have been occasioned solely by Borrower's non-compliance with Section 7.20(a) of the Agreement for Borrower's fiscal quarter ending as of September 30, 1999.
4.	Conditions Precedent to Amendment.  The satisfaction of each of the following, on or before November 15, 1999, unless waived or deferred by the Required Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:
a.	Administrative Agent and Arrangement, Structuring & Syndication
Agent shall have received this Amendment, duly executed by all parties hereto, and the same shall be in full force and effect.
b.	Borrower shall have paid to Administrative Agent for the
ratable benefit of the Lender Group a fee (the "Amendment Fee")
in the amount of $187,500, which Amendment Fee shall be charged against Borrower's Loan Account, and Borrower hereby directs
Administrative Agent to so charge the Amendment Fee against
Borrower's Loan Account; and
c.	All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been
delivered or executed or recorded and shall be in form and
substance satisfactory to each Lender.
5.	Conditions Subsequent.  As a condition subsequent to the
effectiveness of this Amendment, Borrower shall perform the following (the failure by Borrower to so perform constituting an Event of Default):
a.	Within 15 days after the effectiveness of this Amendment,
Borrower shall enter into a blocked account agreement with
Administrative Agent and Fleet National Bank, a national
banking association, in form and substance satisfactory to
Agent and Arrangement, Structuring & Syndication Agent,
relative to the depository account of Borrower into which the cash proceeds from the recently completed public offering of
Borrower's common Stock has been deposited.
6.	Further Assurances.  Borrower shall execute and deliver all
agreements, documents, and instruments, in form and substance satisfactory to each Lender, and take all actions as the Lender Group reasonably may request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

7.	Effect on Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of any right, power, or remedy of the Lender Group or Administrative Agent on behalf thereof under the Agreement, as in effect prior to the date hereof.

8.	Choice of Law and Venue; Jury Trial Waiver.
THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
THE PARTIES HERETO EACH AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PARTIES HERETO EACH WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.
THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PARTIES HERETO EACH REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

9.	Miscellaneous.
a.	Upon the effectiveness of this Amendment, each reference in the
Agreement to "this Agreement", "hereunder", "herein", "hereof"
or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.
b.	Upon the effectiveness of this Amendment, each reference in the
Loan Documents to the "Loan Agreement", "thereunder",
"therein", "thereof" or words of like import referring to the
Agreement shall mean and refer to the Agreement as amended by this Amendment.
c.	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.



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IN WITNESS WHEREOF, the parties have caused this Amendment Number One to
Loan and Security Agreement to be executed and delivered as of the date first written above.

CTC COMMUNICATIONS CORP.,
	a Massachusetts corporation


By	/s/ [Authorized Signatory]
Title:	[Authorized Signatory]

FLEET NATIONAL BANK,
	a national banking association, as Administrative
Agent, and as a Lender


By	/s/ [Authorized Signatory]
Title:	[Authorized Signatory]

GOLDMAN SACHS CREDIT PARTNERS L.P.,
	a Bermuda limited partnership,
as Arrangement, Structuring & Syndication
Agent and as a Lender


By	/s/ [Authorized Signatory]
Title:	Authorized Signatory